UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2008

RAM Holdings Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-32864	Not Applicable
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

RAM Re House
46 Reid Street
Hamilton HM 12 Bermuda
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (441) 296-6501

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

(a)	The information contained in Item 5.03 of this Current Report is incorporated by reference in this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)	On May 2, 2008, the Company’s shareholders approved amendments to the Company’s Memorandum of Association and Bye-laws. Descriptions of the amendments to the Company’s Memorandum of Association and Bye-laws can be found in the sections of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 31, 2008 (the “Proxy Statement”), entitled “Proposal Three; Amendments to RAM Holdings’ Memorandum of Association” and “Proposal Four; Amendments to RAM Holdings’ Bye-laws,” respectively, which descriptions are incorporated by reference into this Item 5.03. In addition, the text of such amendments, which are attached as Annex A and Annex B to the Proxy Statement, respectively, is incorporated by reference into this Item 5.03. Further, complete copies of the Company’s Memorandum of Association and Bye-laws as amended are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit Number	Description

	3.1	Amended Memorandum of Association of RAM Holdings Ltd.

	3.2	Amended and Restated Bye-laws of RAM Holdings Ltd.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAM Holdings Ltd.
(Registrant)

Dated: May 8, 2008	By: /s/ Victoria W. Guest
Name: Victoria W. Guest
Title: General Counsel